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                                                                   Page 12 of 38

                                   EXHIBIT 1
                                   ---------


                      Executive Officers and Directors of
                     Tomen Corporation, Tomen America Inc.
                           and TM Communications LLC
                         Who Are Not Reporting Persons
                      -----------------------------------


          The following sets forth certain information about executive officers and directors of Tomen, Tomen America and TM Communications LLC who are not Reporting Persons. Each of such persons is a citizen of Japan, with the exception of Robert B. Cohen and Jon S. Gardner who are citizens of the United States.

                                       Present Principal Occupation or
                                       Employment; Name, Principal Business,
                                       and Address in Which Such Employment is
Name and Residence or                  Employment is Conducted (if Different
    Business Address                   from Business Address of Employer)
---------------------                  ----------------------------------------
Yasuo Matsukawa                        Chairman and Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Akihiro Tsuji                          President and Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hideo Hirata                           Executive Vice President and Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hisashi Takemura                       President and Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kazuo Miyaoka                          Senior Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Takeshi Emi                            Senior Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

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                                                                   Page 13 of 38

Susumu Matsui                          Senior Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yoshiaki Ueki                          Senior Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kichibe Ozaki                          Senior Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Tsutomu Nishiwaki                      Senior Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Katsuhiko Mizutani                     Senior Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Keiji Kuwata                           Senior Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Morihiko Tashiro                       Senior Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Satoshi Miwa                           Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Naoyuki Matsunobu                      Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yuzo Takeshige                         Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

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                                                                   Page 14 of 38

Hajime Kawamura                        Managing Director
1285 Avenue of the Americas            Tomen Corporation
New York, New York 10019               President and Director
(business)                             Tomen America Inc.

Kiyobumi Yamada                        Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hiroshi Uemura                         Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Michio Ishidate                        Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kazuhiko Otsuka                        Managing Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hiroshi Nagatomo                       Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Hiroyuki Tsuchimoto                    Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yoshitaka Mangyoku                     Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kenzo Inoue                            Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

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                                                                   Page 15 of 38

Kouji Taira                            Director
14-27, Akasaka 2-chome                 Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Yoshio Tadeno                          Director
14-27 Akasaka 2-chome                  Tomen Corporation
Tokyo, Japan (business)

Yoji Kikkawa                           Director
14-27 Akasaka 2-chome                  Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Kimikani Ushizaki                      Director
14-27 Akasaka 2-chome                  Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Minota Kano                            Director
14-27 Akasaka 2-chome                  Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Shinichi Yamada                        Director
14-27 Akasaka 2-chome                  Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Takahiko Nishida                       Director
14-27 Akasaka 2-chome                  Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Katsumi Yamada                         Director
14-27 Akasaka 2-chome                  Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Toshio Hori                            Director
14-27 Akasaka 2-chome                  Tomen Corporation
Minato-ku
Tokyo, Japan (business)

Robert B. Cohen                        Executive Vice President,
1285 Avenue of the Americas            Secretary and Director
New York, New York 10019               Tomen America Inc.
(business)

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                                                                   Page 16 of 38

Tadashi Kobayashi                      Senior Vice President
1285 Avenue of the Americas            Tomen America Inc.
New York, New York 10019
(business)

Jon S. Gardner                         Senior Vice President
1285 Avenue of the Americas            Tomen America Inc.
New York, New York 10019
(business)

Hideki Mushika                         Vice President and Treasurer
1285 Avenue of the Americas            Tomen America Inc.
New York, New York 10019
(business)

Masahito Honda                         Manager
1285 Avenue of the Americas            TM Communications LLC
New York, New York 10019
(business)

Daizo Nakano                           Manager
1285 Avenue of the Americas            TM Communications LLC
New York, New York 10019
(business)